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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 28, 1999



                        SERVICE MERCHANDISE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


                  Tennessee                                   1-9223                     62-0816060
 --------------------------------------------         ----------------------        -------------------
(State or other jurisdiction of incorporation)       (Commission File Number)        (I.R.S. Employer
                                                                                    Identification No.)
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   7100 Service Merchandise Boulevard, Brentwood, TN                37027
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      (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.           Other Events
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         See attached press release and other exhibits.









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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SERVICE MERCHANDISE COMPANY, INC.


Date: January 28, 1999                  By: /s/ C. Steven Moore
                                            ----------------------------
                                               C. Steven Moore
                                               Vice President


























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                                  EXHIBIT INDEX


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
   No.                                    Exhibit
---------          -------------------------------------------------------------
  99.1             Press Release dated January 22, 1999.

  99.2             Second Amended and Restated Credit Agreement, dated as of
                   January 20, 1999, by and among Service Merchandise Company,
                   Inc., Citicorp USA, Inc. as Administrative Agent, Bank
                   Boston, N.A. as Documentation Agent and Collateral Monitoring
                   Agent and other lenders.

  99.3             Amended and Restated Master Collateral Agreement among
                   Service Merchandise Company, Inc., the Subsidiaries of
                   Service Merchandise Company, Inc. and Citicorp USA, Inc., as
                   Administrative Agent, dated January 21, 1999.
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